UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No.   )
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Filed by a Party other than the Registrant   ☐
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

JOURNEY MEDICAL CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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No fee required

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Fee paid previously with preliminary materials

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

JOURNEY MEDICAL CORPORATION
9237 E Via de Ventura Blvd., Suite 105
Scottsdale, AZ 85258
Dear Stockholder:
You are cordially invited to the Annual Meeting of Stockholders (the “Annual Meeting”) of Journey Medical Corporation (“Journey” or the “Company”), to be held virtually at 11:00 a.m. Eastern Time, on June 24, 2026. The Annual Meeting can be accessed by visiting www.virtualshareholdermeeting.com/ DERM2026 where you will be able to listen to the meeting live, submit questions and vote online. At the Annual Meeting, the stockholders will be asked to (i) elect six directors for a term of one year until our 2027 Annual Meeting of Stockholders or until their successors are duly elected and qualified in accordance with our Amended and Restated Bylaws (“Bylaws”), (ii) ratify the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2026, and (iii) transact any other business that may properly come before the 2026 Annual Meeting or any adjournment of the 2026 Annual Meeting. You will also have the opportunity to ask questions and make comments at the meeting.
Your vote is important. It is important that your stock be represented at the meeting regardless of the number of shares you hold. To be sure your vote counts and assure a quorum, please vote by mobile device or over the Internet, or if you received proxy materials by mail, vote, sign, date and return the proxy card accompanying the printed proxy materials, as soon as possible, regardless of whether you plan to virtually attend the meeting; or if you hold your shares through a bank, brokerage firm or other nominee, please follow the instructions for voting provided by your bank, brokerage firm or other nominee, regardless of whether you plan to attend the meeting virtually. If you do virtually attend the Annual Meeting and wish to vote virtually, you may revoke your proxy at the meeting.
If you have any questions about the proxy statement or the accompanying Annual Report on Form 10-K for the year ended December 31, 2025, please contact Ramsey Alloush, our Chief Operating Officer, General Counsel at 480-434-6670. We look forward to virtually seeing you at the Annual Meeting.
Sincerely,
Claude Maraoui
President, Chief Executive Officer and Director
April 30, 2026
Scottsdale, Arizona

JOURNEY MEDICAL CORPORATION
9237 E Via de Ventura Blvd., Suite 105
Scottsdale, AZ 85258
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
The Annual Meeting of Stockholders of Journey Medical Corporation can be accessed by visiting www.virtualshareholdermeeting.com/DERM2026, on June 24, 2026 at 11:00 a.m., Eastern Time. At the meeting, stockholders will consider and act on the following items:
1.
Elect six directors for a term of one year until our 2027 Annual Meeting of Stockholders or until their successors are duly elected and qualified in accordance with our Bylaws;

2.
Ratify the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2026; and

3.
Transact any other business that may properly come before the Annual Meeting or any adjournment of the Annual Meeting.

We will hold our Annual Meeting in virtual format only, via live audio webcast (rather than at any physical location) at the date and time specified above, instead of holding the meeting at any physical location. Only those stockholders of record as of the close of business on the record date of April 28, 2026 are entitled to vote at the Annual Meeting or any adjournments thereof. A complete list of stockholders entitled to vote at the Annual Meeting will be available for your inspection beginning June 13, 2026, at our offices located at 9237 E Via de Ventura Blvd., Suite 105, Scottsdale, AZ 85258, between the hours of 10:00 a.m. and 5:00 p.m., local time, each business day during the 10 days preceding the Annual Meeting, however, if we determine that a physical in-person inspection is not practicable, such list of stockholders may be made available electronically, upon request. You or your proxyholder may participate, vote, and examine our stockholder list at the Annual Meeting by visiting www.virtualshareholdermeeting.com/DERM2026 and using your 16-digit control number.
Please note the technical requirements for virtual attendance at the Annual Meeting, as described in the enclosed proxy statement under the heading “Questions and Answers.”
Pursuant to rules promulgated by the Securities and Exchange Commission, we are providing access to our proxy materials over the Internet. On or about May 1, 2026, we will mail a Notice of Internet Availability of Proxy Materials (the “Internet Notice”) to each of our stockholders of record and beneficial owners as of close of business on the record date. On the date of mailing the Internet Notice, all stockholders will have the ability to access all the proxy material on the website referred to in the Internet Notice. These proxy materials will be available free of charge.
YOUR VOTE IS IMPORTANT!
Submitting your proxy card or voting over the Internet or by mobile device does not affect your right to vote virtually if you decide to virtually attend the Annual Meeting. You are urged to submit your proxy as soon as possible, regardless of whether or not you expect to virtually attend the Annual Meeting. You may revoke your proxy at any time before it is voted at the Annual Meeting by (i) delivering written notice to our Corporate Secretary, Ramsey Alloush, at our address above, (ii) submitting a later-dated proxy card or voting over the Internet or mobile device at a later time, or (iii) virtually attending the Annual Meeting and voting. No revocation under (i) or (ii) will be effective unless written notice or the proxy card is received by our Corporate Secretary at or before the Annual Meeting.
When you submit your proxy, you authorize Claude Maraoui, our President and Chief Executive Officer, and Ramsey Alloush, our Chief Operating Officer, Corporate Secretary and General Counsel, to vote your shares at the Annual Meeting and on any adjournments of the Annual Meeting in accordance with your instructions.
By Order of the Board of Directors,
Ramsey Alloush,
Corporate Secretary
April 30, 2026
Scottsdale, Arizona

JOURNEY MEDICAL CORPORATION
9237 E Via de Ventura Blvd., Suite 105
Scottsdale, AZ 85258
Phone: 480-434-6670
PROXY STATEMENT
This proxy statement is being made available via internet access, beginning on or about April 30, 2026, to the owners of shares of common stock of Journey Medical Corporation (the “Company,” “our,” “we,” or
“Journey”) as of April 28, 2026, in connection with the solicitation of proxies by our Board of Directors for our 2026 Annual Meeting of Stockholders (the “Annual Meeting”).
The Annual Meeting can be accessed by visiting www.virtualshareholdermeeting.com/DERM2026 on June 24, 2026, at 11:00 a.m., Eastern Time. Our Board of Directors encourages you to read this document thoroughly and take this opportunity to vote, via proxy, on the matters to be decided at the Annual Meeting. This proxy procedure is necessary to permit all stockholders, some of whom may be unable to attend the Annual Meeting virtually, to vote on the matters described in this proxy statement. As discussed below, you may revoke your proxy at any time before your shares are voted at the Annual Meeting.

i

ii

QUESTIONS AND ANSWERS
Q:
What is the purpose of the Annual Meeting?

A:
At the Annual Meeting, our stockholders will act upon the matters outlined in the Notice of Annual Meeting of Stockholders accompanying this proxy statement, including (i) electing six directors for a term of one year until our 2027 Annual Meeting of Stockholders or until their successors are duly elected and qualified in accordance with our Amended and Restated Bylaws (“Bylaws”), (ii) ratifying the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2026, and (iii) transacting any other business that may properly come before the 2026 Annual Meeting or any adjournment thereof.

Q:
How can I attend the Annual Meeting and why is the Company holding the Annual Meeting in a virtual only format?

A:
We are holding the Annual Meeting in a virtual format, rather than a meeting at any physical location, in order to encourage attendance and participation by a broader group of stockholders, while also reducing the costs and environmental impact associated with an in-person meeting.

To attend and participate in the Annual Meeting, stockholders will need to access the live audio webcast of the meeting. To do so, stockholders of record will need to visit www.virtualshareholdermeeting.com/DERM2026 and use their 16-digit Control Number provided in the Internet Notice to log in to this website, and beneficial owners of shares held in street name will need to follow the instructions provided by the bank, brokerage firm or other nominee that holds their shares. We encourage stockholders to log in to this website and access the webcast before the Annual Meeting’s start time. Further instructions on how to attend, participate in and vote at the Annual Meeting, including how to demonstrate your ownership of our stock as of the record date, are available at www.virtualshareholdermeeting.com/DERM2026. Please note you will only be able to attend and vote in the meeting using this website. All references to attending the Annual Meeting “in person” in this proxy statement mean attending the live webcast at the Annual Meeting.
Q:
How do I submit questions at the Annual Meeting?

A:
We are committed to engagement with our stockholders. You will be able to submit questions during our Annual Meeting by visiting www.virtualshareholdermeeting.com/DERM2026. While we will try to answer stockholder-submitted questions that comply with the meeting rules of conduct as determined by the chair of the meeting, we may not be able to answer questions due to time constraints. However, we reserve the right to edit profanity or other inappropriate language, or to exclude questions that are not pertinent to meeting matters or that are otherwise inappropriate. If we are unable to answer the questions at the Annual Meeting, subject to Delaware law, we will reserve our answers for individual outreach following the meeting.

Q:
Who is entitled to vote at our Annual Meeting?

A:
The record holders of our common stock and our Class A common stock at the close of business on the record date, April 28, 2026, may vote at the Annual Meeting. Each share of common stock entitles the holder thereof to one vote on all matters submitted to stockholders and each share of Class A common stock has the voting power of 1.1 times (A) the shares of our outstanding common stock plus (B) the whole shares of common stock into which our outstanding shares of Class A common stock are convertible, divided by the number of shares of outstanding Class A common stock, or 3.91 votes per share on the record date. There were 21,346,446 shares of common stock and 6,000,000 shares of Class A common stock outstanding on the record date and entitled to vote at the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting, including the address of and number of shares held by each stockholder of record, will be available for your inspection beginning June 13, 2026, at our offices located at 9237 E Via de Ventura Blvd., Suite 105, Scottsdale, AZ 85258 between the hours of 10:00 a.m. and 5:00 p.m., local time, each business day during the 10 days preceding the Annual Meeting. However, if we determine that a physical in-person inspection is not practicable, such list of stockholders may be made available electronically, upon request.

Stockholders of Record: Shares Registered in Your Name.   If on the record date your shares were registered directly in your name with our transfer agent, VStock Transfer LLC, then you are a stockholder of record. As a stockholder of record, you may vote virtually at the Annual Meeting or vote by proxy. Whether or not you plan to virtually attend the Annual Meeting, we urge you to vote over the Internet or by mobile device, or if you requested a printed copy of the proxy materials be mailed to you, fill out and return the proxy card enclosed therewith, to ensure your vote is counted.
Beneficial Owner: Shares Registered in the Name of a Bank, Brokerage Firm or Other Nominee.   If on the record date your shares were held in an account at a bank, brokerage firm or other nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your bank, brokerage firm or other nominee on how to vote the shares in your account. You are also invited to virtually attend the Annual Meeting.
Q:
How do I vote?

A:
You may vote during the Annual Meeting by following the instructions posted at www.proxyvote.com and entering your 16-digit control number included with the Internet Notice or proxy card, by use of a proxy card if you received a printed copy of our proxy materials, or via internet or by mobile device as indicated in the proxy card or Internet Notice.

Whether you hold shares directly as the stockholder of record or indirectly as the beneficial owner of shares held for you by a bank, brokerage firm or other nominee (i.e., in “street name”), you may direct your vote without attending the Annual Meeting. You may vote by granting a proxy or, for shares you hold in street name, by submitting voting instructions to your bank, brokerage firm or other nominee. In most instances, you will be able to do this by internet, mobile device or by mail. Please refer to the summary instructions below and those included on your proxy card or, for shares you hold in street name, the voting instruction card provided by your bank, brokerage firm or other nominee.
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By Internet — If you have Internet access, you may authorize your proxy from any location in the world as directed in the Internet Notice.

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By Mobile Device — If you choose to vote by mobile device, scan the QR code imprinted on the proxy card or Internet Notice using either a smartphone or tablet and you will be taken directly to the Internet voting site.

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By Mail (if you requested and received a paper copy of the proxy materials by mail) — If you requested a printed copy of these proxy materials to be mailed to you, you may authorize your proxy by signing your proxy card and mailing it in the enclosed, postage-prepaid and addressed envelope. For shares you hold in street name, you may sign the voting instruction card included by your bank, brokerage firm or other nominee and mail it in the envelope provided.

You may also vote live during the Annual Meeting by following the instructions posted at www.virtualshareholdermeeting.com/DERM2026 and entering your 16 digit control number included with the Notice of Internet Availability. If you choose to vote during the Annual Meeting, the virtual meeting platform is fully supported across browsers (Microsoft Edge, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. You should ensure that you have a strong internet or WiFi connection from wherever you intend to participate in the Annual Meeting.
Q:
What if I have technical difficulties or trouble accessing the virtual Annual Meeting?

A:
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual Annual Meeting. If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please call the technical support number located on the meeting page. Technical support will be available starting at approximately 10:45 a.m., Eastern Time, on June 24, 2026.

Q:
What is a proxy?

A:
A proxy is a person you appoint to vote your shares on your behalf. If you are unable to virtually attend the Annual Meeting, our Board of Directors (the “Board”) is seeking your appointment of a proxy so that your shares may be voted. If you vote by proxy, you will be designating Claude Maraoui, our President and Chief Executive Officer, and Ramsey Alloush, our Chief Operating Officer, Corporate Secretary and General Counsel, as your proxies. Claude Maraoui and/or Ramsey Alloush may act on your behalf and have the authority to appoint a substitute to act as your proxy.

Q:
How will my shares be voted if I vote by proxy?

A:
Your proxy will be voted according to the instructions you provide. If you complete and submit your proxy but do not otherwise provide instructions on how to vote your shares, your shares will be voted (i) “FOR” the six individuals nominated to serve as members of our Board and (ii) “FOR” the ratification of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2026. Presently, our Board does not know of any other matter that may come before the Annual Meeting. However, your proxies are authorized to vote on your behalf, using their discretion, on any other business that properly comes before the Annual Meeting.

Q:
How do I revoke my proxy?

A:
You may revoke your proxy at any time before your shares are voted at the Annual Meeting by:

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sending a written notice that you are revoking your proxy to our Corporate Secretary, Ramsey Alloush, at our address above (so long as we receive such notice no later than the close of business on the day before the Annual Meeting);

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submitting a later-dated proxy card or voting again via the Internet or mobile device; or

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virtually attending the Annual Meeting and notifying the election officials at the Annual Meeting that you wish to revoke your proxy and vote virtually. Simply attending the Annual Meeting will not, by itself, revoke your proxy.

If your shares are held by your bank, brokerage firm or other nominee, you should follow the instructions provided by such broker, bank, custodian or other nominee.
Q:
Is my vote confidential?

A:
Yes. All votes remain confidential.

Q:
How are votes counted?

A:
Before the Annual Meeting, our Board of Directors will appoint one or more inspectors of election for the meeting. The inspector(s) will determine the number of shares represented at the meeting, the existence of a quorum and the validity and effect of proxies. The inspector(s) will also receive, count, and tabulate ballots and votes and determine the results of the voting on each matter that comes before the Annual Meeting.

Q:
What is the effect of abstentions or broker non-votes?

A:
Abstentions will be treated as present for purposes of determining the existence of a quorum at the Annual Meeting. They will be considered as votes “against” any matter for which the minimum required vote for approval of that matter is (i) the affirmative vote of the majority of all outstanding shares or (ii) the affirmative vote of the majority of the shares presented or represented at the meeting and entitled to vote on the matter. They will not be considered as votes “for” or “against” any matter for which the minimum required vote for approval of that matter is the affirmative vote of a majority of the votes cast. Broker non-votes occur when shares are held indirectly through a broker, bank or other nominee or intermediary on behalf of a beneficial owner (referred to as held in “street name”) and the broker submits a proxy, but does not cast a vote on a matter because the broker has not received voting instructions from the beneficial owner, and (i) the broker does not have discretionary voting authority on the matter or (ii) the broker chooses not to vote on a matter for which it has discretionary voting authority. Pursuant to the rules of the New York Stock Exchange (“NYSE”), which governs brokers’ use of discretionary authority, brokers are permitted to exercise discretionary voting authority only on “routine” matters when voting instructions have not been timely received from a beneficial owner.
Only the ratification of the selection of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2026 is considered a “routine” matter for which brokers, banks or other nominees may vote uninstructed shares. The other proposal to be voted on at the meeting is not considered “routine” under NYSE rules, so your broker, bank or other nominee cannot vote your shares on the other proposal unless you provide to your broker, bank, or other nominee voting instructions for that matter. If you do not provide voting instructions on a non-routine matter, your shares will not be voted on that matter, which is a “broker non-vote.”
Q:
What constitutes a quorum at the Annual Meeting?

A:
In accordance with Delaware law (the law under which we are incorporated) and our Bylaws, the presence at the Annual Meeting, virtually or by proxy, of the holders of a majority of the outstanding shares of the capital stock entitled to vote at the Annual Meeting constitutes a quorum, thereby permitting the stockholders to conduct business at the Annual Meeting. Abstentions, votes withheld, and broker or nominee non-votes will be included in the calculation of the number of shares considered present at the Annual Meeting for purposes of determining the existence of a quorum.

If a quorum is not present at the Annual Meeting, a majority of the stockholders present and by proxy may adjourn the meeting to another date. If an adjournment is for more than 30 days or a new record date is fixed for the adjourned meeting by our Board, we will provide notice of the adjourned meeting to each stockholder of record entitled to vote at the adjourned meeting. At any adjourned meeting at which a quorum is present, any business may be transacted that might have been transacted at the originally called meeting.
Q:
What vote is required to elect our directors for a one-year term?

A:
The affirmative vote of a plurality of the votes of the shares present, virtually at the Annual Meeting or by proxy, and entitled to vote on the election of directors is required for the election of each of the nominees for director. This means that the six director nominees receiving the most “FOR” votes will be elected. You are not permitted to cumulate your votes for purposes of electing directors. Because this is an uncontested election, so long as each candidate receives at least one “FOR” vote, all director nominees will be elected and votes that are withheld will have no effect on the election of the directors. Abstentions and broker non-votes will have no effect on the results of this vote.

Q:
What vote is required to ratify KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2026?

A:
The affirmative vote of a majority of the shares present, virtually at the Annual Meeting or by proxy, and entitled to vote on the subject matter is required to approve the ratification of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2025. Abstentions will have the same effect as a vote “AGAINST” this proposal. Because this proposal is considered a routine matter under NYSE rules, where brokers have discretionary authority to vote in the absence of instructions, we do not expect any broker non-votes on this proposal.

Q:
What percentage of our outstanding common stock do our directors, executive officers, and affiliated 5% beneficial owners own?

A:
As of April 14, 2026, our directors, executive officers, and affiliates who beneficially own 5% or more of our outstanding common stock collectively owned, or had the right to acquire, approximately 50.60% of our outstanding common stock. See the discussion under the heading “Stock Ownership of Our Directors, Executive Officers, and 5% Beneficial Owners” on page 26 for more details.

Q:
Who was our independent public accountant for the year ended December 31, 2025? Will they be represented at the Annual Meeting?

A:
KPMG LLP is the independent registered public accounting firm that audited our financial statements for the year ended December 31, 2025. We expect a representative of KPMG LLP to be present virtually at the Annual Meeting. The representative will have an opportunity to make a statement and will be available to answer your questions.

Q:
How can I obtain a copy of our Annual Report on Form 10-K?

A:
We have filed our Annual Report on Form 10-K for the year ended December 31, 2025, with the SEC. The Annual Report on Form 10-K for the year ended December 31, 2025 is also available on the website referred to in the Internet Notice, in the “Investors” section of our website at www.journeymedicalcorp.com and on the website of the SEC at www.sec.gov. You may obtain, free of charge, a copy of our Annual Report on Form 10-K for the year ended December 31, 2025, including financial statements, by writing to our Corporate Secretary, Ramsey Alloush, or by email at info@jmcderm.com. Upon request, we will also furnish any exhibits to the Annual Report on Form 10-K for the year ended December 31, 2025 as filed with the SEC.

Q:
How does the Board recommend that I vote my shares?

A:
As to the proposals to be voted on at the Annual Meeting, our Board unanimously recommends that you vote:

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“FOR” the election to the Board of each of the six nominees named in Proposal No. 1; and

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“FOR” Proposal No. 2, the ratification of the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

CORPORATE GOVERNANCE
Our Board of Directors
Our Bylaws provide that our Board shall consist of between one to nine directors, and such number of directors within this range may be determined from time to time by resolution of our Board or our stockholders. In 2024, our Board set the number of directors at six. The following individuals are being nominated to serve on our Board (See “Proposal 1 — Election of Directors; Nominees”):
Name	Age	Position	Director Since
Lindsay A. Rosenwald, M.D.	71	Executive Chairman of the Board of Directors	2014
Claude Maraoui	60	President, Chief Executive Officer & Director	2016
Neil Herskowitz	69	Director	2021
Justin Smith	52	Director	2021
Miranda Toledano	49	Director	2021
Michael Pearce	64	Director	2024
The Board does not have a formal policy regarding the separation of the roles of Chief Executive Officer and Chairman, as the Board believes that it is in the best interests of the Company to make that determination based on the direction of the Company and the current membership of the Board. The Board has determined that at present having Dr. Rosenwald serve as Executive Chairman and Mr. Maraoui as our Chief Executive Officer is in the best interest of the Company’s stockholders.
Journey does not have a standing risk management committee, but instead administers this oversight function directly through our Board as a whole, as well as through various standing committees of our Board that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure. Our Audit Committee coordinates the Board’s oversight of our internal control over financial reporting, disclosure controls and procedures, related-party transactions and code of conduct and corporate governance guidelines. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking as well as succession planning as it relates to our Chief Executive Officer. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, our entire Board is regularly informed through committee reports about such risks.
The table above and the following biographies set forth the names of our directors and director nominees, their ages, the year in which they first became directors, their positions with us, their principal occupations and employers for at least the past five years, any other directorships held by them during the past five years in companies that are subject to the reporting requirements of the Securities Exchange Act of 1934 (the “Exchange Act”), or any company registered as an investment company under the Investment Company Act of 1940, as well as additional information, all of which we believe sets forth each director nominee’s qualifications to serve on the Board. There is no family relationship between or among any of our executive officers or directors. Except as described herein, there are no arrangements or understandings between any of our executive officers or directors and any other person pursuant to which any of them are elected as an officer or director.
Director Independence and Controlled Company Exemption
Journey adheres to the corporate governance standards adopted by The Nasdaq Stock Market (“Nasdaq”). Nasdaq rules require our Board to make an affirmative determination as to the independence of each director. Consistent with these rules, our Board undertook its annual review of director independence in April 2026. During the review, our Board considered relationships and transactions during 2025 and 2024 between each director or any member of his or her immediate family, on the one hand, and the Company and our subsidiaries and affiliates, on the other hand. The purpose of this review was to determine whether any such relationships or transactions were inconsistent with a determination that the director is independent. Based on this review, our Board determined that Neil Herskowitz, Michael Pearce, Justin Smith, and Miranda Toledano are independent under the criteria established by Nasdaq and our Board.

Lindsay A. Rosenwald, M.D. — Executive Chairman of the Board of Directors
Dr. Rosenwald has served as a member of our Board since inception and the Executive Chairman of our Board since October 2014. Dr. Rosenwald has been a member of the board of directors of our parent company Fortress Biotech, Inc. (Nasdaq: FBIO) since October 2009 and has served as Fortress’s Chairman, President and Chief Executive Officer since December 2013. Dr. Rosenwald also currently serves as a member of the board of directors of Avenue Therapeutics, Inc. (OTC: ATXI), Mustang Bio, Inc. (Nasdaq: MBIO), Aevitas Therapeutics, Inc., Cellvation, Inc., Cyprium Therapeutics, Inc., Helocyte, Inc., Oncogenuity, Inc., and Urica Therapeutics, Inc. From 1991 to 2008, Dr. Rosenwald served as the Chairman of Paramount BioCapital, Inc. Over the last 30 years, Dr. Rosenwald has acted as a biotechnology entrepreneur and has been involved in the founding and recapitalization of numerous public and private biotechnology and life sciences companies. These companies include:
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Cougar Biotechnology, Inc., a start-up founded by Dr. Rosenwald in 2006 that focused on the development of cancer therapeutics, including abiraterone acetate, an orally available targeted inhibitor of the steroidal enzyme known as 17-alpha hydroxylase/C17, 20 lyases for the treatment of prostate cancer. Johnson and Johnson acquired the company in 2009 for nearly $1 billion in cash (or $43 per share). The company was sold after a single phase 2 study. Abiraterone acetate has since been approved as Zytiga® and achieved billions of dollars in global sales;

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Keryx Biopharmaceuticals, Inc. (Nasdaq: KERX), founded in 1994 by Dr. Rosenwald. Keryx is focused on the development of treatments for renal disease, including Ferric Citrate, an oral, ferric iron- based compound with capacity to bind to phosphate in the gastrointestinal tract and form non- absorbable complexes. In September 2014, the FDA approved Ferric Citrate (to be marketed as “Zerenex”). Keryx successfully merged into Akebia Therapeutics (Nasdaq: AKBA) in December 2018; and

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TG Therapeutics, Inc. (Nasdaq: TGTX), co-founded by Dr. Rosenwald and Michael Weiss in 2012 and focused on the development of cancer therapeutics, and in particular treatments for hematological malignancies. Its therapies include Ublituximab, a chimeric glycoengineered monoclonal antibody that targets a unique epitope on the CD20 antigen found on the surface of B-lymphocytes developed to aid in the depletion of circulating B-cells; and Umbralisib, an orally available phosphoinositide-3- kinase delta inhibitor with nanomolar potency. As of June 2024, the company had a market cap, excluding affiliates, of $2.5 billion.

Dr. Rosenwald received his B.S. in finance from Pennsylvania State University and his M.D. from Temple University School of Medicine. Dr. Rosenwald has been selected to serve on the Company’s board due to his extensive biotechnology, pharmaceutical and finance expertise, as well as his medical background and in-depth understanding of the Company’s business.
Claude Maraoui — President & Chief Executive Officer, Director
Claude Maraoui is our founder, President and Chief Executive Officer and is also a member of the Board of Directors. Mr. Maraoui has over 30 years of experience in launching and commercializing successful dermatology products. Prior to founding Journey, Mr. Maraoui spent 21 years at Medicis Pharmaceutical Corporation (NYSE: MRX) in a variety of sales and marketing leadership roles in both the aesthetics and therapeutic dermatology divisions, ultimately serving as Vice President of Dermatology Sales, where he was responsible for over $1.2 billion in revenue. While at Medicis, he was part of the leadership team that successfully commercialized leading therapeutic products such as Solodyn, Dynacin, Loprox and Ziana. He was also a divisional head of marketing and sales for aesthetics products such as Dysport, Restylane, and Perlane. In 2012, Mr. Maraoui played a key role during the $2.6 billion acquisition of Medicis by Valeant Pharmaceuticals International Inc. (now Bausch Health), and served on the transition team that led to the post-merger formation of the largest dermatology company in the U.S.
As our founder, President and Chief Executive Officer, Mr. Maraoui has guided the organization to a leading position in dermatology with a proven track record of commercial excellence in a highly competitive niche market. We believe that a significant amount of our success can be attributed to Mr. Maraoui’s disciplined business development approach, identifying differentiated portfolio assets and continuously working on transformative pipeline, merger, and acquisition opportunities while focusing on the aggressive organic growth strategy of our existing product portfolio. Mr. Maraoui has been selected to serve on our Board based on his pharmaceutical and dermatology industry experience, as well as his extensive management experience.
Mr. Maraoui received his B.S. in Marketing from Rutgers University and is a member of the American Academy of Dermatology.
Neil Herskowitz — Director
Neil Herskowitz has served as a member of our Board since July 2021. Since 1998, Mr. Herskowitz has served as the managing member of the ReGen Group of companies, located in New York, which includes ReGen Capital Investments LLC and Riverside Claims Investments LLC. Mr. Herskowitz has also served as President of Riverside Claims Investment’s affiliate, Riverside Claims LLC, since June 2004. He also serves as a Director of Avenue Therapeutics, Inc. (OTC: ATXI) and Mustang Bio, Inc. (Nasdaq: MBIO). In addition, Mr. Herskowitz serves as Chairman of the Board of Directors of Starting Point Services for Children, a not- for-profit corporation. Mr. Herskowitz received a B.B.A. in Finance from Bernard M. Baruch College in 1978. Mr. Herskowitz has been selected to serve on our Board based on his financial industry experience and his in-depth understanding of our business.
Justin Smith — Director
Justin Smith has served as a member of our Board since July 2021. Mr. Smith is the Co-Founder of Skinbetter Science, a fast growing physician-dispensed skincare brand in the United States. Mr. Smith previously served as President of Skinbetter Science where he led all commercial activities through its acquisition by L’Oréal in 2022. Prior to Co-Founding Skinbetter Science in 2013, Mr. Smith held the position of Senior Vice President, General Manager of the US Rx Dermatology Division of Bausch Health Companies (NYSE: BHC), where he led the sales and marketing efforts for the largest division of the company through July 2013. Mr. Smith joined BHC through the acquisition of Medicis Pharmaceutical Corp. (NYSE: MRX) in 2012. While at Medicis, from 1998 to 2012, he held numerous progressive positions in sales and marketing leadership, serving as Senior Vice President, Marketing, and a member of the Chairman’s Committee at the time of the acquisition of the company. Mr. Smith earned his B.B.A. in marketing from James Madison University. Mr. Smith has been selected to serve on our Board based on his dermatology industry experience, his in-depth understanding of our business, and his extensive management experience.
Miranda Toledano — Director
Miranda Toledano has served as a member of our Board since June 2021. Ms. Toledano has over 25 years of C-level leadership, principal investment, Wall Street/capital market, and strategic experience in the biotech sector. Ms. Toledano has served as Chief Executive Officer of Entera Bio Ltd. (Nasdaq: ENTX) since July 2022 and as a Director at Entera since 2018. From 2021 to 2023, Ms. Toledano served as a Director for Compass Therapeutics (Nasdaq: CMPX), which acquired TRIGR Therapeutics in May 2021. From August 2018, Ms. Toledano served as Chief Operating Officer, Chief Financial Officer, and Director of TRIGR Therapeutics until its acquisition by Compass Therapeutics (Nasdaq: CMPX) in June 2021. At TRIGR, Ms. Toledano oversaw the clinical development of lead asset TR009 (now tovecimig) and led strategic execution, including a $117 million China License Transaction and TRIGR’s 2021 acquisition by CMPX. From 2012 to 2016, Ms. Toledano served as Head of Healthcare Investment Banking at MLV & Co. (acquired by B. Riley FBR & Co.), where she completed biotech equity financings (IPOs, ATMs, and follow-ons) totaling over $4 billion in aggregate value. Earlier in her career, Ms. Toledano served as vice president in the investment group of Royalty Pharma (Nasdaq: RPRX) from 2004 to 2010. Ms. Toledano holds a B.A. in Economics from Tufts University and an MBA in Finance and Entrepreneurship from the NYU Stern School of Business. Ms. Toledano has been selected to serve on our Board based on her financial and healthcare industry experience, as well as her in-depth understanding of our business.
Michael Pearce — Director
Michael Pearce has served as a member of our Board since July 2024. Mr. Pearce is a principal investor with an emphasis on healthcare. Since 2025, Mr. Pearce has served as a director for Advocacy Solutions, LLC, a wholly owned portfolio company of EP Group. Before serving as a director for Advocacy Solutions, LLC, Mr. Pearce served as an advisor beginning in 2023. Since 2015, he has served as an advisor to EP Group and board member of its predecessor parent company, Evening Post Industries (“EPI”). At EPI, he served on the audit, compensation, and investment committees. EPI was founded in 1896 and, along with EP Group, has operated substantial holdings across diverse industries including home healthcare, network-affiliate television, real estate, pharmaceuticals, benefit solutions, logistics, and Pulitzer Prize-winning print media. In addition to his work with the EP family of companies, Mr. Pearce is the Chairman of Range Therapeutics, a healthcare advisory firm. He was previously at Pernix Therapeutics, Inc., a specialty pharmaceutical company initially focused on the pediatric marketplace, where he was Chairman when it began to trade on the NYSE Amex, and where he ultimately also contributed as interim CEO. Mr. Pearce has served on the board of directors of numerous private and publicly-traded entities, including former biopharmaceutical companies Myrexis, Inc. and Affymax, Inc.
During 2025, our Board held five meetings and took action by unanimous written consent seven times. Each regularly scheduled meeting of the Board includes an executive session at which the independent directors, Dr. Rosenwald, the Chief Executive Officer and the Chief Financial Officer discuss certain matters. Each incumbent director who served his or her full term and is standing for election attended at least 75% of the meetings of the Board of Directors and the meetings of those committees on which such incumbent director served during the fiscal year ended December 31, 2025. The permanent committees established by our Board are the Audit Committee and the Compensation Committee, descriptions of which are set forth in more detail below. Our directors are expected to attend each Annual Meeting of Stockholders, and it is our expectation that all of the directors standing for election will attend this year’s Annual Meeting. Each of our directors attended the annual meeting of stockholders in 2025 by teleconference.
Communicating with the Board of Directors
Our Board has established a process by which stockholders can send communications to the Board. You may communicate with the Board as a group, or to specific directors, by writing to Ramsey Alloush, our Corporate Secretary, at our offices located at 9237 E Via de Ventura Blvd., Suite 105, Scottsdale, AZ 85258. The Corporate Secretary will review all such correspondence and regularly forward to our Board a summary of all correspondence and copies of all correspondence that, in the opinion of the Corporate Secretary, deal with the functions of the Board or committees thereof or that he otherwise determines requires their attention. Directors may at any time review a log of all correspondence we receive that is addressed to members of our Board and request copies of any such correspondence. Concerns relating to accounting, internal controls, or auditing matters may be communicated in this manner, or may be submitted on an anonymous basis via e-mail at info@jmcderm.com. These concerns will be immediately brought to the attention of our Board and handled in accordance with procedures established by our Board.
Audit Committee
Our Audit Committee consists of Neil Herskowitz, Justin Smith and Miranda Toledano, with Neil Herskowitz serving as chair. The Audit Committee held four meetings during the fiscal year ended December 31, 2025. The duties and responsibilities of the Audit Committee are set forth in the Charter of the Audit Committee which is reviewed annually by our Audit Committee. Our Audit Committee determined that no revisions needed to be made to the charter at this time. A copy of the Charter of the Audit Committee is available on our website, located at www.journeymedicalcorp.com. Our Board has determined that each member of the Audit Committee has sufficient knowledge in financial and auditing matters to serve on the Audit Committee. Our Board has determined that Neil Herskowitz qualifies as an “audit committee financial expert,” as defined under the applicable rules of the SEC. We believe that the composition and functioning of our Audit Committee complies with all applicable requirements of the Sarbanes-Oxley Act, and all applicable SEC and Nasdaq rules and regulations. In making this determination, our board has considered prior experience, business acumen and independence. The Audit Committee’s responsibilities include:
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evaluating the performance, independence and qualifications of our independent auditors and determining whether to retain our existing independent auditors or engage new independent auditors;

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reviewing and approving the engagement of our independent auditors to perform audit services and any permissible non-audit services;

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monitoring the rotation of partners of our independent auditors on our engagement team as required by law;

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prior to engagement of any independent auditor, and at least annually thereafter, reviewing relationships that may reasonably be thought to bear on their independence, and assessing and otherwise taking the appropriate action to oversee the independence of our independent auditor;

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reviewing our annual and quarterly financial statements and reports, including the disclosures contained under the caption “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and discussing the statements and reports with our independent auditors and management;

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reviewing, with our independent auditors and management, significant issues that arise regarding accounting principles and financial statement presentation and matters concerning the scope, adequacy and effectiveness of our financial controls;

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reviewing with management and our independent auditors any earnings announcements and other public announcements regarding material developments;

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establishing procedures for the receipt, retention and treatment of complaints received by us regarding financial controls, accounting or auditing matters and other matters;

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preparing the report of the Audit Committee, found on page 15 of this proxy statement;

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reviewing and providing oversight of any related-person transactions in accordance with our related- person transaction policy and reviewing and monitoring compliance with legal and regulatory responsibilities, including our code of business conduct and ethics;

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reviewing our major financial risk exposures, including the guidelines and policies to govern the process by which risk assessment and risk management are implemented;

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reviewing on a periodic basis our investment policy; and

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reviewing and evaluating on an annual basis the performance of the Audit Committee and the Audit Committee charter.

Compensation Committee
Our Compensation Committee consists of Justin Smith, Michael Pearce and Neil Herskowitz, with Justin Smith serving as chair. The Compensation Committee held three meetings during the fiscal year ended December 31, 2025. The duties and responsibilities of the Compensation Committee are set forth in the Charter of the Compensation Committee. A copy of the Charter of the Compensation Committee is available on our website, located at www.journeymedicalcorp.com, and is reviewed annually by the Compensation Committee. Our Board has determined that each of the members of our Compensation Committee is a non-employee director, as defined in Rule 16b-3 promulgated under the Exchange Act, and satisfies the Nasdaq independence requirements. The functions of the Compensation Committee include, among other things:
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reviewing and approving our philosophy, policies and plans with respect to the compensation of our chief executive officer;

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making recommendations to our Board with respect to the compensation of our chief executive officer and our other executive officers;

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reviewing and assessing the independence of compensation advisors;

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overseeing and administering our equity incentive plans;

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reviewing and making recommendations to our Board with respect to director compensation; and

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preparing any Compensation Committee reports required by the SEC.

Nasdaq has established rules and regulations regarding the composition of compensation committees and the qualifications of compensation committee members. Our Board has examined the composition of our Compensation Committee and the qualifications of our Compensation Committee members in light of the current rules and regulations governing compensation committees. Based upon this examination, our Board has determined that each member of our Compensation Committee is independent and is otherwise qualified to be a member of our Compensation Committee in accordance with such rules.
In 2025, Pearl Meyer & Partners, LLC (“Pearl Meyer”) was engaged directly and exclusively by the Compensation Committee to review and provide recommendations to it regarding our executive compensation. Pearl Meyer’s advice to the Compensation Committee related primarily to common industry executive compensation practices and trends, the compensation practices of similar companies, the total amounts of our executives’ compensation, the allocation of total compensation among different elements, and the allocation of equity-based compensation among different award types. Neither Pearl Meyer nor its affiliates provided any other services to us during 2025. When engaging Pearl Meyer, the Compensation Committee assessed its independence under Nasdaq rules, including the factors set forth in Nasdaq Listing Rule 5605(d)(3), and concluded that its work for the Compensation Committee would not raise any conflict of interest, and no such conflict of interest has arisen during the course of its engagement.
Nominating Process
Our Board does not currently have a nominating and corporate governance committee or other committee performing a similar function, nor do we have any formal written policies outlining the factors and process relating to the selection of nominees for consideration for membership on our Board by our directors or our stockholders. Our Board has adopted resolutions in accordance with the rules of The Nasdaq Stock Market authorizing a majority of our independent members to recommend qualified director nominees for consideration by the Board. Our Board believes that it is appropriate for us to not have a standing nominating and corporate governance committee because of a number of factors, including the number of independent members who want to participate in consideration of candidates for membership on our board of directors and in matters that relate to the corporate governance of our company. Our Board consists of six members, four of whom are independent. Our Board considered forming a nominating and corporate governance committee consisting of several of the independent members of our Board. Forming a committee consisting of less than all of the independent members was unattractive because it would have omitted the other independent members of our Board who wanted to participate in considering qualified candidates for board membership and to have input on corporate governance matters related to our Company. Since our Board desired the participation in the nominations process of all of its independent directors, it therefore decided not to form a nominating and corporate governance committee and instead authorized a majority of the independent members of our Board to make and consider nominations for membership to our Board. The independent members of our Board do not have a nominating and corporate governance committee charter, but act pursuant to board of director resolutions as described above. Each of the members of our Board authorized to recommend director nominees is independent within the meaning of the current “independent director” standards established by The Nasdaq Stock Market rules. Our Board intends to review this matter periodically, and may in the future elect to designate a formal nominating and corporate governance committee.
We identify potential nominees to serve as directors through a variety of business contacts, including current executive officers, directors, community leaders and stockholders. We may, to the extent the Board deems appropriate, retain a professional search firm and other advisors to identify potential nominees.
We will also consider candidates recommended by stockholders for nomination to our Board. A stockholder who wishes to recommend a candidate for nomination to our Board must submit such recommendation to our Corporate Secretary, Ramsey Alloush, at our offices located at 9237 E Via de Ventura Blvd., Suite 105, Scottsdale, Arizona 85258. Any recommendation must be received not less than 50 calendar days nor more than 90 calendar days before the annual meeting. We do not have a policy regarding the minimum qualifications for director candidates or the handling of any potential recommendation of director candidates by our stockholders, including the procedures to be followed. In the event that a stockholder timely proposes a candidate for potential nomination for election as director, all members of our Board will participate in the consideration of director nominees. In considering a director nominee, it is likely that our Board will consider the professional and/or educational background of any nominee with a view towards how this person might bring a different viewpoint or experience to our Board.
We believe that our Board as a whole should encompass a range of talent, skill, and expertise enabling it to provide sound guidance with respect to our operations and interests. Our independent directors evaluate all candidates to our Board by reviewing their biographical information and qualifications. If the independent directors determine that a candidate is qualified to serve on our Board, such candidate is interviewed by at least one of the independent directors and our Chief Executive Officer. Other members of the Board also have an opportunity to interview qualified candidates. The independent directors then determine, based on the background information and the information obtained in the interviews, whether to recommend to the Board that the candidate be nominated for approval by the stockholders to fill a directorship. With respect to an incumbent director whom the independent directors are considering as a potential nominee for re-election, the independent directors review and consider the incumbent director’s service during his or her term, including the number of meetings attended, level of participation, and overall contribution to the Board. The manner in which the independent directors evaluate a potential nominee will not differ based on whether the candidate is recommended by our directors or stockholders.
We consider the following qualifications, among others, when making a determination as to whether a person should be nominated to our Board: the independence of the director nominee; the nominee’s character and integrity; financial literacy; level of education and business experience, including experience relating to biopharmaceutical companies; whether the nominee has sufficient time to devote to our Board; and the nominee’s commitment to represent the long-term interests of our stockholders. We review candidates in the context of the current composition of the Board and the evolving needs of our business. We believe that each of the current members of our Board (who are also our director nominees) has the requisite business, biopharmaceutical, financial or managerial experience to serve as a member of the Board, as described above in their biographies under the heading “— Our Board of Directors.” We also believe that each of the current members of our Board has other key attributes that are important to an effective board, including integrity, high ethical standards, sound judgment, analytical skills, and the commitment to devote significant time and energy to service on the Board and its committees.
We do not have a formal policy in place with regard to diversity in considering candidates for our Board, but the Board strives to nominate candidates with a variety of backgrounds and complementary skills so that, as a group, the Board will possess the appropriate talent, skills and expertise to oversee our business.
Code of Business Conduct and Ethics
We have adopted a written Code of Business Conduct and Ethics (the “Code”), that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the Code is posted on our website at www.journeymedicalcorp.com.
Insider Trading Policy; Prohibition Against Hedging and Speculative Trading
In January 2024, Fortress adopted an Insider Trading Policy applicable to us and certain of its other subsidiaries (the “Insider Trading Policy”). The Insider Trading Policy is designed to promote compliance with insider trading laws, rules and regulations, as well as applicable Nasdaq listing standards. Pursuant to the Insider Trading Policy, our officers, directors, and employees are prohibited from engaging in speculative trading, including hedging transactions, transactions in put or call options, or short sale transactions with respect to Company securities.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND OTHER MATTERS
KPMG LLP (“KPMG”), the independent registered public accounting firm that audited our financial statements for the years ended December 31, 2025 and 2024 has served as our independent registered public accounting firm since June 2021. We expect a representative of KPMG to be present at the Annual Meeting. The representative will have an opportunity to make a statement and will be available to answer your questions (See “Questions and Answers” for more information regarding submitting questions).
Our Board has asked the stockholders to ratify the selection of KPMG as our independent registered public accounting firm for the year ending December 31, 2026. See “Proposal No. 2: Ratification of Appointment of KPMG LLP as Our Independent Registered Public Accounting Firm” on page 30 of this proxy statement. The Board has reviewed the fees described below and concluded that the payment of such fees is compatible with maintaining KPMG’s independence. All proposed engagements of KPMG, whether for audit services, audit-related services, tax services, or permissible non-audit services, were pre-approved by our Audit Committee.
PRINCIPAL ACCOUNTANT FEES AND SERVICES
	2025	2024
Audit Fees	$937,970	$949,000
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total Fees	$937,970	$949,000
Audit Fees
Audit fees consist of fees for professional services for the audit or review of the Company’s consolidated financial statements, financial statements included in Form 10-Qs, or for audit services that are normally provided by independent auditors in connection with regulatory filings, and comfort letters. For the fiscal years ended December 31, 2025 and 2024, KPMG billed us an aggregate of approximately $937,970 and $949,000, respectively, in fees for the professional services rendered in connection with the audit of our annual financial statements included in our Annual Report on Form 10-K for those fiscal years.
Audit-Related Fees
During the fiscal years ended December 31, 2025 and 2024, we were not billed by KPMG for any fees for audit-related services reasonably related to the performance of the audits and review for that fiscal year, in addition to the fees described above under the heading “— Audit Fees.”
Tax Fees
Reflects fees related to our 2025 and 2024 tax compliance.
All Other Fees
During the fiscal years ended December 31, 2025 and 2024, we were not billed by KPMG for any fees for services, other than those described above, rendered to us for those two fiscal years.
Pre-Approval of Services
Our Audit Committee has established a policy setting forth the procedures under which services provided by our independent registered public accounting firm will be pre-approved by our Audit Committee.

The potential services that might be provided by our independent registered public accounting firm fall into two categories:
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Services that are permitted, including the audit of our annual financial statements, the review of our quarterly financial statements, related attestations, benefit plan audits and similar audit reports, financial and other due diligence on acquisitions, and federal, state, and non-US tax services; and

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Services that may be permitted, subject to individual pre-approval, including compliance and internal- control reviews, indirect tax services such as transfer pricing and customs and duties, and forensic auditing.

Services that our independent registered public accounting firm may not legally provide include such services as bookkeeping, certain human resources services, internal audit outsourcing, and investment or investment banking advice.
All proposed engagements of our independent registered public accounting firm, whether for audit services or permissible non-audit services, are pre-approved by the Audit Committee. We jointly prepare a schedule with our independent registered public accounting firm that outlines services which we reasonably expect we will need from our independent registered public accounting firm, and categorize them according to the classifications described above. Each service identified is reviewed and approved or rejected by the Audit Committee.

REPORT OF THE AUDIT COMMITTEE
In monitoring the preparation of our financial statements, the Audit Committee met with both management and KPMG, our independent registered public accounting firm for the year ended December 31, 2025, to review and discuss all audited financial statements prior to their issuance and to discuss any and all significant accounting issues. Management and our independent registered public accounting firm advised the Audit Committee that each of the financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee’s review included a discussion of the matters required to be discussed pursuant to the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC including, among other things, the following:
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Methods used to account for significant or unusual transactions;

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The effect of any accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

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The process used by management to formulate sensitive accounting estimates and the basis for the independent registered public accounting firm’s conclusion regarding the reasonableness of any such estimates; and

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Any disagreements with management over the application of accounting principles, the basis for management’s accounting estimates and the disclosures necessary in the financial statements.

The Audit Committee has received the written disclosures and the letter from KPMG, as required by the standards of the PCAOB, regarding KPMG’s communications with the Audit Committee concerning independence and has discussed with KPMG their independence.
Finally, the Audit Committee continues to monitor the scope and adequacy of our internal controls and other procedures, including any and all proposals for adequate staffing and for strengthening internal procedures and controls where appropriate and necessary.
On the basis of these reviews and discussions, the Audit Committee recommended to the Board that it approve the inclusion of our audited financial statements in our Annual Report on Form 10-K for the year ended December 31, 2025, for filing with the SEC.
The Audit Committee reviewed its written charter previously adopted by our Board. Following this review, the Audit Committee determined that no changes needed to be made with respect to the Audit Committee charter at this time.
By the Audit Committee
Neil Herskowitz
Justin Smith
Miranda Toledano
Dated April 30, 2026

OUR EXECUTIVE OFFICERS
Executive Officers
Our current executive officers are as follows:
Name	Age	Position
Claude Maraoui	60	President, Chief Executive Officer and Director
Ramsey Alloush	41	Chief Operating Officer, Corporate Secretary and General Counsel
Joseph Benesch	59	Chief Financial Officer
No executive officer is related by blood, marriage or adoption to any other director or executive officer. The following is a biographical summary of the experience of our executive officers:
Claude Maraoui — President & Chief Executive Officer, Director
See the section titled “Corporate Governance — Our Board of Directors.”
Ramsey Alloush — Chief Operating Officer, Corporate Secretary and General Counsel
Mr. Alloush was appointed as the Company’s Chief Operating Officer in April 2025. He oversees day-to-day operations, corporate strategy, and cross-functional alignment, and focuses on driving operational efficiency, resource optimization, and execution of the Company’s strategic priorities, with oversight of key functions including market access, business development, legal, and regulatory affairs. He has served as the Company’s General Counsel since October 2020 and as Company Secretary since 2021, and has supported the Company’s growth, including its initial public offering and various strategic transactions. Prior to joining the Company, Mr. Alloush advised healthcare technology and life sciences companies on complex corporate transactions, including capital markets financings, mergers and acquisitions, and other strategic initiatives. Earlier in his career, he worked in the Aesthetics Division at Medicis Pharmaceuticals until its acquisition by Valeant Pharmaceuticals (now Bausch Health) for $2.6 billion, and served as a legal fellow in the Division of Enforcement at the U.S. Securities and Exchange Commission in Washington, D.C.. Mr. Alloush received his LL.M. degrees from Georgetown University Law Center and his J.D. from the Shepard Broad College of Law.
Joseph Benesch — Chief Financial Officer
Mr. Benesch was appointed as the Company’s Chief Financial Officer effective April 26, 2024. Mr. Benesch served as the Company Interim Chief Financial Officer effective January 27, 2023, and was hired as the Company’s Corporate Controller in November 2021. From June 2021 to November 2022, he served as the Principal Accounting Officer, Vice President and Corporate Controller of Teligent Pharma Inc., a specialty generic pharmaceutical company. From November 2018 to June 2021, Mr. Benesch served as Corporate Controller of Torrent Pharmaceuticals Ltd., a U.S. subsidiary of the Torrent Group, a multinational pharmaceutical company. From November 2017 to November 2018, he served as a Director for The Pine Hill Group. Before joining Torrent Pharmaceuticals Ltd., he held senior financial management positions from corporate controller to Vice President of Finance at Savient Pharmaceuticals, Adare Pharmaceuticals, Inc. and Edenbridge Pharmaceuticals. From December 2005 to April 2007, Mr. Benesch served as Vice President Finance for Merrill Lynch. From November 1998 to December 2005, he served as Director of Financial Reporting for Prudential Financial. He began his career in the public accounting sector at Baker Tilly Virchow Krause, LLP, and Ernst and Young Global Limited, working with a diverse client base. He is a Certified Public Accountant with an active license. Mr. Benesch is a graduate of Wilkes University where he earned a BA in accounting.

EXECUTIVE COMPENSATION
As an emerging growth company, we are eligible to take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies. These include, but are not limited to, reduced disclosure obligations regarding executive compensation in our proxy statements, including an exemption from the requirement to include a Compensation Discussion and Analysis, as well as an exemption from the requirement to hold a non-binding advisory vote on executive compensation. We have elected to comply with the scaled disclosure requirements applicable to emerging growth companies.
Summary Compensation Table
The following table sets forth information concerning compensation paid by us to our named executive officers (“NEOs”) for their services rendered to us in all capacities during the years ended December 31, 2025 and 2024:
Name and principal position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Nonequity Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
Claude Maraoui President and Chief Executive Officer	2025	$583,495	$—	$310,938	$404,708	$352,735	$14,000	$1,665,876
	2024	$566,500	$—	$1,622,250	$—	$395,134	$13,800	$2,597,684
Ramsey Alloush Chief Operating Officer, Corporate Secretary and General Counsel	2025	$392,945	$—	$295,706	$306,502	$185,039	$14,000	$1,194,192
	2024	$360,500	$—	$1,018,800	$—	$180,250	$13,800	$1,573,350
Joseph Benesch Chief Financial Officer	2025	$318,270	$—	$182,403	$204,319	$114,324	$4,357	$823,673
	2024	$309,000	$—	$741,600	$—	$117,420	$7,668	$1,175,688

(1)
The amounts reflected in the “Stock Awards” column represents the grant date fair value of the awards as computed in accordance with the Financial Accounting Standards Board, or FASB, Accounting Standards Codification, or ASC, Topic 718, Stock-Based Compensation. The assumptions used in the calculation of these amounts are included in Note 15 to the financial statements included in our Form 10-K filed with the SEC on March 26, 2026.

(2)
Represents non-equity incentive plan compensation earned upon the achievement of specified financial, operational, and commercial goals.

(3)
All Other Compensation reflects employer 401(k) matching contributions.

Employment Arrangements with our Named Executive Officers
The employment of each of our named executive officers is “at will,” meaning that both we and each executive may terminate his employment at any time, for any reason. However, each executive has an employment agreement with us, and under each of those agreements the economic consequences of termination will vary based on the circumstances of the termination. Please see below for a description of our employment agreement with each of Mr. Maraoui, Mr. Alloush and Mr. Benesch’s.
Employment Agreement with Claude Maraoui
On September 22, 2014, the Company entered into an employment agreement with Mr. Maraoui (the “Maraoui Employment Agreement”). Mr. Maraoui’s annual salary rate for 2025 was $583,495, which has since been increased to $600,000 (the “Base Salary”). The Maraoui Employment Agreement further provides for an annual cash bonus opportunity (the “Annual Milestone Bonus”) linked to the attainment of certain financial, clinical development, and/or business milestones (the “Milestones”) to be established annually by the Board or the Compensation Committee. The achievement of these Milestones may result in an Annual

Milestone Bonus of up to seventy five percent (75%) of Mr. Maraoui’s annual salary (such target amount was decreased from the previously applicable target of one hundred percent (100%) of annual salary).
The Maraoui Employment Agreement provides Mr. Maraoui with severance benefits upon certain terminations of employment, as described below. In each case, the severance benefits are conditioned upon Mr. Maraoui’s execution and non-revocation of a release of claims against the Company.
Termination Without Cause; Resignation for Good Reason.   If the Company terminates Mr. Maraoui’s employment without “cause” or Mr. Maraoui resigns for “good reason” (as such terms are defined in the Maraoui Employment Agreement) he will receive: (i) his Base Salary for a period of twelve (12) months beginning on the sixtieth (60th) day following the termination of his employment with the Company; (ii) a pro- rata share of any Annual Milestone Bonus otherwise earned for the year in which the termination occurred, to be paid shortly following the year in which such termination occurs; and (iii) if timely elected, the premiums necessary to continue health insurance coverage under COBRA for twelve (12) months or until Mr. Maraoui becomes eligible for group health insurance coverage under another employer’s plan, whichever occurs first.
Termination due to Death or Complete Disability.   If Mr. Maraoui’s employment terminates as a result of his death or “complete disability” (as defined in the Maraoui Employment Agreement), then he (or his estate, if applicable) will receive: (i) his Base Salary (at the rate in effect as of the termination) for a period of ninety (90) days beginning on the sixtieth (60th) day following the termination of his employment with the Company, and (ii) a pro-rata share of any Annual Milestone Bonus otherwise earned for the year in which the termination occurred, to be paid shortly following the year in which such termination occurs.
Employment Agreement with Ramsey Alloush
On April 1, 2025, Mr. Alloush was appointed as the Company’s Chief Operating Officer, in addition to his continuing role as the Company’s General Counsel. In connection with his appointment, the Company entered into an amended and restated employment agreement with Mr. Alloush, dated March 31, 2025 (the “Alloush Employment Agreement”), pursuant to which he will receive: (i) an annualized base salary of $392,945, which has since been increased to $404,733; (ii) eligibility to receive a cash bonus target of 50% of his base salary based on the Company’s performance and his individual performance; (iii) eligibility to receive equity awards based upon the Company’s performance, his individual performance on behalf of the Company and such other factors as the Board may determine; and (iv) eligibility to participate in such other benefits as are generally made available to similarly situated senior executive employes of the Company.
The Alloush Employment Agreement provides Mr. Alloush with severance benefits upon certain terminations of employment, as described below. In each case, the severance benefits are conditioned upon Mr. Alloush’s execution and non-revocation of a release of claims against the Company.
Termination Without Cause; Resignation for Good Reason.   If the Company terminates Mr. Alloush’s employment without “cause” or Mr. Alloush resigns for “good reason” (as such terms are defined in the Alloush Employment Agreement) he will receive: (i) his base salary for a period of twelve (12) months beginning on the sixtieth (60th) day following the termination of his employment with the Company and (ii) if timely elected, the premiums necessary to continue health insurance coverage under COBRA for twelve (12) months or until Mr. Alloush becomes eligible for group health insurance coverage under another employer’s plan, whichever occurs first.
Termination due to Change in Control Event.   If Mr. Alloush’s employment is terminated three (3) months prior to, or upon or following the occurrence of, a “change in control” by the Company (or its successor) without “cause” or by Mr. Alloush for “good reason” (as such terms are defined in the Alloush Employment Agreement), then he will receive: (i) a lump sum severance payment equal to his annual base salary and target bonus; (ii) continued participation in the Executive group health benefits for a period of twelve (12) months following the date of termination; (iii) a prorated target bonus for the year of termination; and (iv) any accrued by unpaid target bonus earned prior to the date of his termination. Additionally, on the date of his termination (x) any restricted stock awards outstanding on the date of his termination shall become fully- vested and non-forfeitable as of the date of his termination and (y) any stock options outstanding on the date of his termination shall become fully-vested and, provided that such stock options are not cancelled and cashed-out in connection with the Change in Control, shall remain exercisable for twelve (12) months following the date of his termination (or, if earlier, the normal expiration date of such stock options).
Employment Arrangements with Joseph Benesch
On May 15, 2025, the Company entered into a second amended and restated employment agreement with Mr. Benesch (the “Benesch Employment Agreement”). Mr. Benesch’s annual salary rate for 2025 was $318,270, which has since been increased to $331,001. The Benesch Employment Agreement further provides for eligibility to receive a cash bonus target of 40% of his base salary based on the Company’s performance and his individual performance, eligibility to receive equity awards based upon the Company’s performance and his individual performance on behalf of the Company and such other factors as the Board may determine, and eligibility to participate in such other benefits as are generally made available to similarly situated senior executive employes of the Company.
The Benesch Employment Agreement provides Mr. Benesch with severance benefits upon certain terminations of employment, as described below. In each case, the severance benefits are conditioned upon Mr. Benesch’s execution and non-revocation of a release of claims against the Company.
Termination Without Cause; Resignation for Good Reason.   If the Company terminates Mr. Benesch’s employment without “cause” or Mr. Benesch resigns for “good reason” (as such terms are defined in the Benesch Employment Agreement) he will receive: (i) his base salary for a period of twelve (12) months beginning on the sixtieth (60th) day following the termination of his employment with the Company and (ii) if timely elected, the premiums necessary to continue health insurance coverage under COBRA for twelve (12) months or until Mr. Benesch becomes eligible for group health insurance coverage under another employer’s plan, whichever occurs first.
Termination due to Change in Control Event.   If Mr. Benesch’s employment is terminated three (3) months prior to, or upon or following the occurrence of, a “change in control” by the Company (or its successor) without “cause” or by Mr. Benesch for “good reason” (as such terms are defined in the Benesch Employment Agreement), then he will receive: (i) a lump sum severance payment equal to his annual base salary and target bonus; (ii) continued participation in the Executive group health benefits for a period of twelve (12) months following the date of termination; (iii) a prorated target bonus for the year of termination; and (iv) any accrued by unpaid target bonus earned prior to the date of his termination. Additionally, on the date of his termination (x) any restricted stock awards outstanding on the date of his termination shall become fully-vested and non-forfeitable as of the date of his termination and (y) any stock options outstanding on the date of his termination shall become fully-vested and, provided that such stock options are not cancelled and cashed-out in connection with the Change in Control, shall remain exercisable for twelve (12) months following the date of his termination (or, if earlier, the normal expiration date of such stock options).
Annual Incentive Compensation
In addition to base salaries, our named executive officers are eligible to earn annual performance-based cash bonuses. The corporate and/or individual performance goals applicable to each named executive officer’s annual bonus opportunity are established by our Board of Directors or its Compensation Committee each year.
For 2025, all our named executive officers annual bonus opportunities included financial goals relating to corporate gross profit, net revenue and EBITDA, Emrosi net revenue and gross-to-net. In addition: (i) Mr. Benesch had performance goals relating to financial management, regulatory compliance, operations, and investor relations, and (ii) Mr. Alloush had performance goals relating to corporate strategy, profitability and operations, legal and regulatory compliance, business development and market access.
After reviewing 2025 corporate and individual performance against these goals, the Compensation Committee of our Board, in consultation with our Executive Chairman, determined that (i) Mr. Maraoui had earned eighty-one (81%) of his target annual bonus, (ii) Mr. Alloush had earned ninety-four percent (94%) of his target annual bonus, and (iii) Mr. Benesch had earned ninety percent (90%) of his target annual bonus.

401(k) Plan
We maintain a tax-qualified retirement plan (the “401(k)”) plan for eligible employees, including our named executive officers. Eligible employees may make voluntary contributions from their eligible pay and may defer up to 86% of their annual compensation, up to certain limitations imposed by the Internal Revenue Code of 1986, as amended. We match employee contributions in an amount equal to 100% of 4% of the employee’s eligible compensation. All such employee contributions and matching contributions are immediately and fully vested.
Deferred Compensation Plan
On July 9, 2024, the Board approved and adopted the Journey Medical Corporation Deferred Compensation Plan (the “Deferred Compensation Plan”). The Deferred Compensation Plan is a non- qualified deferred compensation plan that is intended to comply with Section 409A of the Internal Revenue Code of 1986, as amended. Participation in the Deferred Compensation Plan is voluntary and is limited to non-employee members of the Board (“Director Participants”) and select executive-level employees (the “Executive Participants”). Currently, Messrs. Maraoui, Alloush and Benesch are the only executive officers utilizing the Deferred Compensation Plan. The Deferred Compensation Plan allows for Director Participants to defer up to 100% of the amounts paid to a Director Participant for such Director Participant’s services, including but not limited to annual fees, meeting fees, and committee fees, including both cash and equity in the form of restricted stock units. The Deferred Compensation Plan allows for Executive Participants to defer up to 100% of any annual bonus payable to an Executive Participant and equity compensation in the form of restricted stock units. The Company establishes unfunded bookkeeping accounts for each participant, to which amounts deferred pursuant to this Plan will be credited and each Participant will be 100% vested in the participant’s Account at all times. The Company’s obligation to pay benefits under the Deferred Compensation Plan is an unfunded and unsecured contractual obligation for purposes of the Employee Retirement Income Security Act of 1974, as amended, or the Internal Revenue Code of 1986, as amended. The Deferred Compensation Plan is administered by the Board.

Outstanding Equity Awards as of December 31, 2025
The following table sets forth certain information about outstanding equity awards granted to our named executive officers that remain outstanding as of December 31, 2025.
		Options Awards				Stock or RSU Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)
Claude Maraoui	6/17/2025	82,915	—	$6.310	6/17/2035	—	$—
	7/21/2022	—	—	—	—	75,000(2)	$578,250
	1/3/2024	—	—	—	—	58,334(3)	$449,755
	5/1/2024	—	—	—	—	116,667(4)	$899,503
	6/17/2025	—	—	—	—	32,852(5)	$253,289
Ramsey Alloush	6/17/2025	62,795	—	$6.310	6/17/2035	—	$—
	7/21/2022	—	—	—	—	37,500(2)	$289,125
	1/3/2024	—	—	—	—	40,000(3)	$308,400
	5/1/2024	—	—	—	—	80,000(4)	$616,800
	6/17/2025	—	—	—	—	31,242(5)	$240,876
Joseph Benesch	6/17/2025	41,860	—	$6.310	6/17/2035	—	$—
	7/21/2022	—	—	—	—	12,500(2)	$96,375
	1/3/2024	—	—	—	—	26,667(3)	$205,603
	5/1/2024	—	—	—	—	53,334(4)	$411,205
	6/17/2025	—	—	—	—	19,272(5)	$148,587

(1)
The market value of stock awards is based on the closing price of our common stock on December 31, 2024 (the last business day of our completed fiscal year) which was $7.71 per share.

(2)
These restricted stock units vest on July 21, 2026.

(3)
These restricted stock units vest on July 31, 2026.

(4)
Half of these restricted stock units vest on May 1, 2026 and half of these restricted stock units vest on May 1, 2027.

(5)
Half of these restricted stock units vest on January 1, 2027 and half vest on January 1, 2028.

Timing of Equity Awards
While we have no set policy or practice regarding the timing of stock option awards or similar instruments in relation to the disclosure of material nonpublic information, we do not time the release of material information to affect the value of stock options. In general, the timing of stock option awards is dictated by the event or circumstance giving rise to the award and the schedules of the directors responsible for approving the award. In 2025, options were not issued to our named executive officers during the period beginning four business days before and ending one business day after the filing of a Form 10-Q, Form 10-K or Form 8-K that discloses material nonpublic information. If, in the future, a stock option grant is made at a time that material nonpublic information exists, the directors approving the award would be responsible for considering the anticipated effect of that information on our stock price and would take such effect into account when sizing and pricing the award.

Clawback Policy
Pursuant to Nasdaq listing requirements, we have adopted a policy providing for the recovery of erroneously awarded incentive-based compensation received by our executive officers or the executive officers of one of our subsidiaries during an applicable recovery period (the “Clawback Policy”). Under the Clawback Policy, in the event that financial results upon which a cash or equity-based incentive award was based becomes the subject of a financial restatement that is required because of material non-compliance with financial reporting requirements, the Compensation Committee will conduct a review of awards covered by the Clawback Policy and recoup any erroneously awarded incentive-based compensation to ensure that the ultimate award reflects the financial results as restated. The Clawback Policy covers any cash or equity- based incentive compensation award that was vested, earned or granted to covered executive officers based on the attainment of a financial reporting measure during the last completed three fiscal years immediately preceding the date on which we are required to prepare the accounting restatement.
Equity Compensation Plan Information
The following table summarizes information about our equity compensation plans by type as of December 31, 2025.
Plan Category	Number of Securities to Be Issued upon Exercise of Outstanding Options, Warrants and Rights (#)(1)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights ($)(2)	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans Excluding Securities Reflected in Column (a)(3)
	(a)	(b)	(c)
Equity compensation plans approved by security holders:	3,357,684	$3.50	2,056,767
Equity compensation plans not approved by security holders:	—	—	—
Total:	3,357,684	$3.50	2,056,767

(1)
Reflects the number of shares of common stock to be issued upon exercise of 1,509,544 stock options and upon settlement of 1,848,140 restricted stock units outstanding under the Journey Medical 2015 Stock Plan, as amended (the “2015 Plan”).

(2)
Does not take into account outstanding restricted stock units, which have no exercise price.

(3)
Reflects 1,895,803 shares available for future issuance under the 2015 Plan and 160,964 shares available for future issuance under the Journey Medical Corporation 2023 Employee Stock Purchase Plan.

DIRECTOR COMPENSATION
Director Compensation Program
Effective July 1, 2025, we adopted a Second Amended and Restated Non-Employee Directors Compensation Plan for our non-employee directors (the “Amended Director Compensation Plan”). Pursuant to that Plan, our non-employee directors receive the following compensation for service on the Board:
Cash Compensation:
•
$50,000 annual retainer, paid quarterly in advance; and

•
$10,000 additional annual retainer for the Audit Committee Chair, paid quarterly in advance.

Equity Compensation:
•
Initial Equity Award: Upon election or appointment to the Board, each non-employee director will receive 50,000 shares of restricted stock, which shall vest and become non-forfeitable in equal annual installments beginning on the third anniversary of the grant date, subject to the non-employee director’s continued service on the Board on each such date; and

•
Annual Equity Award: Each non-employee directors will annually receive the greater of (i) a number of shares of restricted stock with a grant date value of $50,000 or (ii) 10,000 shares of restricted stock, which award shall vest and become non-forfeitable in full on the third anniversary of the grant date, subject to the non-employee director’s continued service on the Board on such date.

•
Five-Year Anniversary Equity Award: Upon the fifth anniversary of their initial election or appointment to the Board, non-employee directors will receive 50,000 shares of restricted stock, which shares shall vest and become non-forfeitable in three equal annual installments beginning on the third anniversary of the grant date, subject to the non-employee director’s continued service on the Board on each such date.

The vesting of these non-employee director awards will accelerate automatically upon the occurrence of a change of control.
The primary changes made by the Amended Director Compensation Plan to the prior plan are: (i) the initial equity award for newly elected or appointed directors was increased by 20,000 shares, (ii) the vesting schedule for the initial equity award was changed to equal installments on the third, fourth and five anniversaries of the grant date (rather than on the first, second and third anniversaries of the grant date), (iii) the size of the annual equity award was changed to the greater of 10,000 shares or a number of shares with a grant date value of $50,000 (rather than simply a number of shares with a grant date value of $50,000), (iv) the vesting date for the annual equity award was changed to the third anniversary of the grant date (rather than the first anniversary of the grant date), and (v) the five-year anniversary equity award was introduced.
In addition, on August 5, 2025 and in connection with the adoption of the Amended Director Compensation Plan, Dr. Rosenwald was granted 50,000 shares of restricted stock and each other non-employee director then in service was granted 20,000 shares of restricted stock (in each case vesting on third, fourth and five anniversaries of the grant date). These “true-up” awards provided these directors with an additional number of restricted stock units equal to the difference between 50,000 (the size of the initial equity award contemplated by the Amended Director Compensation Plan) and the number of restricted stock units actually received by them, respectively, upon their initial elections or appointments to the Board (based on our director compensation plan or practices then in effect).
Reimbursement of Expenses:
In addition, each non-employee director receives reimbursement for reasonable travel expenses incurred in attending meetings of our Board and meetings of committees of our Board.

Deferred Compensation Plan
See the section titled “EXECUTIVE COMPENSATION — Deferred Compensation Plan”. two of our non-employee directors have elected to use the Deferred Compensation Plan and have deferred 19,728 shares of Jurney Medical Corporation common stock related to RSU’s that vested in 2025.
Director Compensation Table
The following table sets forth the cash and other compensation we paid to the non-employee members of our Board for all services in all capacities during 2025.
Name	Fees Earned in Cash ($)(1)	Stock Awards ($)(2)	Total ($)
Lindsay A. Rosenwald, M.D.(3)	$50,000	$410,496	$460,496
Neil Herskowitz(3)	$60,000	$194,196	$254,196
Michael Pearce(3)	$50,000	$194,196	$244,196
Justin Smith(3)	$50,000	$194,196	$244,196
Miranda Toledano(3)	$50,000	$194,196	$244,196

(1)
Represents cash retainer for serving on our Board and committees of the Board, as applicable.

(2)
The amounts reflected in the “Stock Awards” column represent the grant date fair value of the awards as computed in accordance with the FASB ASC “Compensation — Stock Compensation” (Topic 718). The assumptions used in the calculation of these amounts are included in Note 15 to the financial statements included in our Form 10-K filed with the SEC on March 26, 2026.

(3)
At December 31, 2025, each director had outstanding the following number of unvested restricted units: Mr. Rosenwald 57,173 shares; Mr. Herskowitz: 27,173 shares; Mr. Pearce 47,173 shares; Mr. Smith: 27,173 shares and Ms. Toledano: 27,173 shares.

DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than 10% of the shares of our common stock to file an initial report of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the SEC. Such officers, directors and 10% stockholders are also required by SEC rules to furnish us with copies of any Forms 3, 4 or 5 that they file. The SEC rules require us to disclose late filings of initial reports of stock ownership and changes in stock ownership by our directors, executive officers and 10% stockholders. Based solely on a review of copies of the Forms 3, 4 and 5 furnished to us by reporting persons and any written representations furnished by certain reporting persons, we believe that during the fiscal year ended December 31, 2025, all Section 16(a) filing requirements applicable to our directors, executive officers and 10% stockholders were completed in a timely manner other than delinquent filings to report RSU grants made to each of Neil Herskowitz, Justin Smith, Michael Pearce, Lindsay Roswenwald, and Miranda Toledano on June 25, 2025 due to administrative oversight.

RELATED PERSON TRANSACTIONS
Since January 1, 2024, except as described below, the Company has not been a party to any transaction in which the amount involved exceeded or will exceed $120,000 or is greater than 1% of our total assets, and in which any of its directors, named executive officers or beneficial owners of more than 5% of the Company’s capital stock, or an affiliate or immediate family member thereof, had or will have a direct or indirect material interest, and other than compensation, termination, and change-in-control arrangements.
The written charter of the audit committee authorizes, and the Nasdaq Stock Market listing rules require, the Audit Committee to review and approve related-party transactions. In reviewing related-party transactions, the Audit Committee applies the basic standard that transactions with affiliates should be made on terms no less favorable to the Company than could have been obtained from unaffiliated parties. Therefore, our audit committee reviews the benefits of the transactions, terms of the transactions and the terms available from unrelated third parties, as applicable. All transactions other than compensatory arrangements between the Company and its officers, directors, principal stockholders and their affiliates will be approved by the Audit Committee or a majority of the disinterested directors, and will continue to be on terms no less favorable to the Company than could be obtained from unaffiliated third parties.
The following is a summary of each transaction or series of similar transactions since January 1, 2024 to which it was or is a party and that:
•
the amount involved exceeded or exceeds $120,000 or is greater than 1% of our total assets; and

•
any of our directors or executive officers, any holder of 5% of our capital stock or any member of their immediate family had or will have a direct or indirect material interest.

Shared Services Agreement with Fortress
On November 12, 2021, the Company and Fortress entered into an arrangement to share the cost of certain legal, finance, regulatory, and research and development employees (the “Agreement”). Fortress’s Executive Chairman and Chief Executive Officer is the Executive Chairman of the Company. Under the terms of the Agreement, the Company will reimburse Fortress for the salary and benefit costs associated with these employees based upon actual hours worked on Company related projects following the completion of the Company’s initial public offering (“IPO”), which closed on November 10, 2021. For the years ended December 31, 2025 and 2024, Fortress employees have provided services to the Company totaling approximately less than $0.1 million and $0.1 million, respectively.
In the normal course of business, the Company reimburses Fortress for various payroll related costs and selling, general and administrative costs. As of December 31, 2025 and 2024, the Company had a balance of approximately $0.5 million and $0.5 million, respectively, due to related party on the consolidated balance sheets.

STOCK OWNERSHIP OF OUR DIRECTORS, EXECUTIVE OFFICERS, AND 5% BENEFICIAL OWNERS
The following table shows information, as of April 14, 2026 (the “Determination Date”), concerning the beneficial ownership of our common stock by:
•
each person we know to be the beneficial owner of more than 5% of our common stock;

•
each of our current directors;

•
each of our NEOs shown in our Summary Compensation Table; and

•
all current directors and NEOs as a group.

As of the Determination Date, there were 21,335,196 shares of our common stock outstanding and 6,000,000 shares of Class A common stock outstanding. We have determined beneficial ownership in accordance with the rules of the SEC, which generally means that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power of that security, including options and warrants that are currently exercisable or exercisable within 60 days of the Determination Date. “Voting power” is the power to vote or direct the voting of shares and “investment power” includes the power to dispose or direct the disposition of shares. Unless otherwise indicated, to our knowledge, the persons and entities named in the table below have sole voting and sole investment power with respect to all shares of common stock that they beneficially own, subject to community property laws where applicable. The information in the table below does not necessarily indicate beneficial ownership for any other purpose, including for purposes of Section 13(d) of the Exchange Act.
Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Journey Medical Corporation, 9237 E Via de Ventura Blvd. Suite 105, Scottsdale, AZ 85258.
Name and Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percentage of Common Stock
Five percent or more beneficial owners
Fortress Biotech, Inc.(1)	9,860,467	36.07%
Tang Capital Management LLC(2)	1,854,596	6.78%
Wasatch Advisors LP(3)	2,133,370	7.80%
Named Executive Officers and Directors
Lindsay A. Rosenwald, M.D.(4)	830,443	3.04%
Claude Maraoui(5)	2,241,131	8.20%
Neil Herskowitz	81,445	*
Justin Smith	144,445	*
Miranda Toledano	81,445	*
Michael Pearce	10,000	*
Ramsey Alloush(6)	423,869	1.55%
Joseph Benesch(7)	158,668	*
All executive officers and directors as a group (8 persons)	3,971,446	14.53%

*
Represents beneficial ownership of less than 1%.

(1)
Includes (i) 6,000,000 shares of common stock issuable upon conversion of the holder’s 6,000,000 shares of Class A common stock. Each share of Class A common stock is convertible, at the option of the holder, into one fully paid and nonassessable share of common stock subject to certain adjustments and (ii) 500,000 shares of common stock underlying the warrants described in footnote 4 below. The address of Fortress is 1111 Kane Concourse, Suite 301, Bar Harbor Islands, FL 33154.

(2)
Based solely upon Amendment No. 1 to Schedule 13G filed on May 15 by Tang Capital Management LLC (“TCM”), the general partner of Tang Capital Partners, LP (“TCP”) and Tang Capital Partners International, LP (“TCPI”), Kevin Tang, the manager of TCM and Chief Executive Officer of Tang Capital Partners III, Inc. (“TCP III”) and Tang Capital Partners IV, Inc. (“TCP IV”); TCP; TCPI; TCP III; and TCP IV. TCM had shared voting and dispositive power with respect to 1,854,496 shares, Mr. Tang had shared voting and dispositive power with respect to 1,854,596 shares, TCP had shared voting and dispositive power with respect to 1,067,241 shares, and TCPI had shared voting and dispositive power with respect to 787,355 shares. The address of TCM, Kevin Tang, TCP and TCPI is 4747 Executive Drive, Suite 210, San Diego, CA 92121. The address of TCP III and TCP IV is 400 S. 4th Street, 3rd Floor, Las Vegas, NV 89101.

(3)
Based solely upon Amendment No. 2 to Schedule 13G filed by Wasatch Advisors LP (“Wasatch”) on April 6, 2026. Wasatch had sole voting power with respect to 1,979,366 shares and sole dispositive power with respect to 2,133,370 shares. The business address of Wasatch is 505 Wakara Way, 3rd Floor, Salt Lake City, 84108.

(4)
Includes 500,000 shares of common stock acquirable from the holdings of Fortress upon the exercise of warrants, which are fully vested.

(5)
Includes 58,333 restricted stock units that will vest within 60 days of the Determination Date.

(6)
Includes 40,000 restricted stock units that will vest within 60 days of the Determination Date.

(7)
Reflects 26,667 restricted stock units that will vest within 60 days of the Determination Date.

PROPOSAL NO. 1 ELECTION OF DIRECTORS; NOMINEES
Our Bylaws provide that the Board shall consist of not more than nine nor less than one member, as determined from time to time by resolution of the Board. On July 9, 2024, the Board set the number of directors on the Board at six. The nominated directors are: Lindsay A. Rosenwald, M.D., Claude Maraoui, Neil Herskowitz, Justin Smith, Miranda Toledano and Michael Pearce. For information about each of the nominees and our Board generally, please see “Corporate Governance — Our Board of Directors” beginning on page 6. If elected, the nominees will hold office until the next annual meeting of stockholders and until a respective successor is elected and has been qualified, or until such director resigns or is removed from office. Each nominee listed above has consented to being named in this proxy statement and has agreed to serve if elected. Management expects that each of the nominees will be available for election, but if any of them is unable to serve at the time the election occurs, your proxy will vote your shares for the election of another nominee to be designated by a majority of the independent directors serving on our Board.
If a choice is specified on the proxy card, in an Internet vote or in a mobile device vote by the stockholder, the shares will be voted as specified. If no specification is made, the shares will be voted “FOR” all of the nominees. The affirmative vote of the holders of a plurality of the shares of our common stock and our Class A common stock, voting together as a single class, present in person or represented by proxy and entitled to vote on the election of directors at the annual meeting at which a quorum is present is required for the election of the nominees.
The Board unanimously recommends a vote “FOR” the election of all of the nominees for director.

PROPOSAL NO. 2
RATIFICATION OF APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board is submitting the selection of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2026 to the stockholders for ratification at our Annual Meeting. Stockholder ratification of our independent registered public accounting firm is not required by our Bylaws or otherwise. If KPMG is not ratified as our independent registered public accounting firm by our stockholders, the Audit Committee will review its future selection of an independent registered public accounting firm. KPMG will still serve as our independent registered public accounting firm for the year ending December 31, 2026, if it is not ratified by our stockholders. The affirmative vote of the majority of shares present or represented by proxy at the Annual Meeting and entitled to vote on the subject matter is required for the ratification of the appointment of KPMG.
The Board unanimously recommends a vote “FOR” ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026.

ADDITIONAL INFORMATION
Householding of Annual Meeting Materials
Some banks, brokerage firms and other nominee record holders may be participating in the practice of “householding” proxy materials, including the Internet Notice. This means that only one copy of the Internet Notice and, if applicable, proxy statement and Annual Report on Form 10-K for the fiscal year ended December 31, 2025, may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you if you contact us at: 9237 E Via de Ventura Blvd., Suite 105, Scottsdale, AZ 85258, Attn: Ramsey Alloush. You may also contact us at (480) 434-6670.
If you want to receive separate copies of the Internet Notice or proxy statement and annual report in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, brokerage firm or other nominee record holder, or you may contact us at the above address or phone number.
Stockholder Proposals for Our 2027 Annual Meeting
Only proper proposals under Rule 14a-8 of the Exchange Act which are timely received will be included in the proxy materials for our next annual meeting. In order to be considered timely, such proposal must be received by our Corporate Secretary, Ramsey Alloush, at 9237 E Via de Ventura Blvd., Suite 105, Scottsdale, AZ 85258, no later than December 30, 2026. We suggest that stockholders submit any stockholder proposal by certified mail, return receipt requested.
Our Bylaws require stockholders to provide advance notice to the Company of any stockholder director nomination(s) and any other matter a stockholder wishes to present for action at an annual meeting of stockholders (other than matters to be included in our proxy statement, which are discussed in the previous paragraph). In order to properly bring business before an annual meeting, our Bylaws require, among other things, that the stockholder submit written notice thereof complying with our Bylaws to Ramsey Alloush, our Corporate Secretary, at the above address, not less than 50 days nor more than 90 days before the annual meeting. Therefore, assuming the 2027 Annual Meeting of Stockholders is on the first anniversary of the Annual Meeting, the Company must receive notice of a stockholder proposal submitted other than pursuant to Rule 14a-8 (as discussed above) no sooner than March 26, 2027, and no later than May 5, 2027. If a stockholder fails to provide timely notice of a proposal to be presented at our 2027 Annual Meeting of Stockholders, the proxy designated by our Board will have discretionary authority to vote on any such proposal that may come before the meeting. Stockholders are advised to review our Bylaws, which contain additional requirements about advance notice of stockholder proposals.
In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must have provided notice that sets forth the information required by Rule 14a-19 of the Exchange Act no later than April 26, 2027.
Other Matters
Our Board does not know of any other matters that may come before the Annual Meeting. However, if any other matters are properly presented to the Annual Meeting, it is the intention of the person named in the accompanying proxy card to vote, or otherwise act, in accordance with their judgment on such matters.
Solicitation of Proxies
We will bear the cost of solicitation of proxies. In addition to the solicitation of proxies by mail, our officers and employees may solicit proxies in person or by telephone. We may reimburse brokers or persons holding stock in their names, or in the names of their nominees, for their expenses in sending proxies and proxy material to beneficial owners.
Incorporation of Information by Reference
The Audit Committee Report contained in this proxy statement is not deemed filed with the SEC and shall not be deemed incorporated by reference into any prior or future filings made by us under the Securities Act of 1933, as amended or the Exchange Act, except to the extent that we specifically incorporate such information by reference. Our Annual Report on Form 10-K for the year ended December 31, 2025, delivered to you together with this proxy statement, is hereby incorporated by reference.

JOURNEY MEDICAL CORPORATION9237 E VIA DE VENTURA BLVD., SUITE 105SCOTTSDALE, AZ 85258 SCAN TOVIEW MATERIALS & VOTE VOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information.Vote by 11:59 P.M. ET on June 23, 2026. Have your proxy card in hand when you accessthe web site and follow the instructions to obtain your records and to create an electronicvoting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/DERM2026You may attend the meeting via the Internet and vote during the meeting. Have the informationthat is printed in the box marked by the arrow available and follow the instructions.VOTE BY MOBILE DEVICEUse any smartphone or tablet to scan the QR Barcode above using the QR Reader, and youwill be taken directly to the Internet voting website. Vote by 11:59 P.M. ET on June 23, 2026.Have your proxy card in hand when you visit the Internet voting website and then followthe instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope wehave provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way,Edgewood, NY 11717.TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:V89822-P50671KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.DETACH AND RETURN THIS PORTION ONLYJOURNEY MEDICAL CORPORATION1. Election of DirectorsNominees:The Board of Directors recommends you vote FOR ALLthe following:01) Lindsay A. Rosenwald, M.D.02) Claude Maraoui03) Neil Herskowitz04) Justin Smith05) Miranda Toledano06) Michael PearceFor All Withhold AllFor All ExceptFor Against Abstain!To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.The Board of Directors recommends you vote FOR proposal 2:2. Ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for the year ending December 31, 2026.Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.Journey Medical CorporationAnnual Meeting of StockholdersJune 24, 2026 11:00 A.M., ETThis proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Claude Maraoui and Ramsey Alloush, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot and upon such other business as may properly come before the meeting, all of the shares of Common Stock of Journey Medical Corporation that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 11:00 A.M., ET, on June 24, 2026, virtually via the Internet by visiting www.virtualshareholdermeeting.com/DERM2026, and any adjournment or postponement thereof.The undersigned hereby authorizes the proxy, in his discretion, to vote (a) for the election of a person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, (b) on any matter that the Board of Directors did not know would be presented at the Annual Meeting a reasonable time before the proxy solicitation was made, and (c) on such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. This proxy when properly executed will be voted as directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations and, accordingly, will be voted FOR each of the Board of Directors’ nominees for director specified in Proposal 1 and FOR Proposal 2.Continued and to be signed on reverse side